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                SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.




                             FORM 8-K/A

                          CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)
                        November 22, 1996


                    ENSERCH EXPLORATION, INC.
      (Exact name of Registrant as specified in its charter)



     Texas               1-11413                   75-2556975
(State or other        (Commission             (I.R.S. Employer
jurisdiction of        File Number)           Identification No.)
 incorporation)


4849 Greenville Ave., Suite 1500, Dallas, Texas        75206-4186
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including Area Code:  214-369-7893




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ITEM 5.  Other Events

     A Special Meeting of Shareholders was held on November 15,
1996. Listed below are the proposals voted upon and the results of the vote.

     (a) Approval of an Agreement and Plan of Merger among Enserch Exploration, Inc., Lone Star Energy Plant Operations,
          Inc. and ENSERCH Corporation and all transactions contemplated therein:

            Shares       Shares Voted      Shares        Broker
          Voted "For"      "Against"    "Abstaining"   Non-Votes
          -----------    ------------   ------------   ---------
          117,173,615       299,929       355,199      3,901,137

     (b) Approval of the Revised and Amended 1996 Stock Incentive Plan of Enserch Exploration, Inc.:

            Shares       Shares Voted      Shares        Broker
          Voted "For"      "Against"    "Abstaining"   Non-Votes
          -----------    ------------   ------------   ---------
          121,336,504       41,364        352,011          1

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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Enserch Exploration, Inc.



Date: December 11, 1996       By:       /s/ A. E. Gallatin
                                   ------------------------------
                                   A. E. Gallatin, Vice President